UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2015

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
(Address of principal executive offices, including Zip Code)

(646) 485-5410
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02	Results of Operations and Financial Condition.

On March 12, 2015, Aéropostale, Inc. (the “Company”) issued a press release announcing fourth quarter and fiscal 2014 earnings results. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

The information under this Item in this Current Report on Form 8-K, including the Exhibits 99.1 and 99.2 attached hereto is being furnished to the Securities and Exchange Commission, shall not be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibits

	99.1	Press release, dated March 12, 2015, announcing fourth quarter and fiscal 2014 earnings results
	99.2	Presentation of results for the fourth quarter of fiscal 2014 made available by Aéropostale, Inc. with the Press Release issued on March 12, 2015

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aéropostale, Inc.

/s/ David J. Dick
David J. Dick
Senior Vice President - Chief Financial Officer

Dated: March 12, 2015

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release, dated March 12, 2015, announcing fourth quarter and fiscal 2014 earnings results
99.2	Presentation of results for the fourth quarter of fiscal 2014 made available by Aéropostale, Inc. with the Press Release issued on March 12, 2015